FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  June 29, 1999
                                 Date of Report



                                AJAY SPORTS, INC.
             (Exact Name of Registrant as specified in its charter)


   Delaware                       0-18204                          39-1644025
------------------       -------------------------      ------------------------
 (State or other         (Commission                    (I.R.S. Employer
  jurisdiction of         file number)                   Identification Number)
  incorporation or
  organization)


  1501 E. Wisconsin Street
  Delavan, WI                                                     53115
----------------------------                             -----------------------
(Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (414) 728-5521


                                       N/A
           ---------------------------------------------------------
           Former name or former address, if changed from last report

 ITEM 5:  Other Events

      On June 29, 1999 Ajay Sports, Inc. (the "Registrant") announced, via a news release, that its Board of Directors has extended the expiration date of the Registrant's publicly traded common stock warrants until June 30, 2000. The warrants were set to expire on June 30, 1999 had they not been extended. The exercise of six warrants allows the holder to purchase one share of the common stock of the Registrant for $6.00 per share. The warrants are traded under the symbol "AJAYW".

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 Date: June 29, 1999

                                AJAY SPORTS, INC.



                               By: \s\Robert R. Hebard
                                   ----------------------------
                                   Robert R. Hebard, Secretary